AUGUST 28, 2018
Summary Prospectus
Ready Assets U.S. Treasury Money Fund
MLUXX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at http://www.blackrock.com/cash/regulatory. You can also get this information at no cost by calling (800) 221-7210 or by sending an e-mail request to prospectus.request@blackrock.com, or from your financial professional. The Fund’s prospectus and statement of additional information, both dated August 28, 2018, as amended and supplemented from time to time, are incorporated by reference into (legally made a part of) this Summary Prospectus.
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Not FDIC Insured • May Lose Value • No Bank Guarantee

Summary Prospectus

Key Facts About Ready Assets U.S. Treasury Money Fund
Investment Objective

The investment objective of Ready Assets U.S. Treasury Money Fund (the “Fund”) is to seek preservation of capital, liquidity and current income through investment exclusively in a diversified portfolio of short-term marketable securities that are direct obligations of the U.S. Treasury.
Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.50%
Distribution and/or Service (12b-1) Fees	0.13%
Other Expenses	0.12%
Total Annual Fund Operating Expenses	0.75%

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$77	$240	$417	$930

Principal Investment Strategies of the Fund

The Fund invests 100% of its total assets in cash, U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury. The Fund invests in securities maturing in 397 days or less (with certain exceptions), and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. In addition, the Fund may invest in variable and floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.
The Fund will invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Treasury bills, notes and other obligations of the U.S. Treasury. This policy is a non-fundamental policy of the Fund and the Fund will not change the policy without providing shareholders with at least 60 days’ prior notice of any change in the policy.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock Advisors, LLC, the Fund’s investment manager, pursuant to guidelines approved by the Fund’s Board of Trustees.
Principal Risks of Investing in the Fund

Risk is inherent in all investing. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s
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sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The following is a summary description of the principal risks of investing in the Fund.
■	Income Risk — Income risk is the risk that the Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates.
■	Interest Rate Risk — Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities. Due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	Market Risk and Selection Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
■	Stable Net Asset Value Risk — The Fund may not be able to maintain a stable net asset value (“NAV”) of $1.00 per share at all times. If the Fund fails to maintain a stable NAV (or if there is a perceived threat of such a failure), the Fund, along with other money market funds, could be subject to increased redemption activity.
■	Treasury Obligations Risk — Direct obligations of the U.S. Treasury have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period shareholders own shares of the Fund.
■	When-Issued and Delayed Delivery Securities and Forward Commitments Risk — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by phone at (800) 626-1960.
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ANNUAL TOTAL RETURNS
Ready Assets U.S. Treasury Money Fund
As of 12/31
During the ten-year period shown in the bar chart, the highest return for a quarter was 0.59% (quarter ended March 31, 2008) and the lowest return for a quarter was 0.00% (quarter ended March 31, 2015). The year-to-date return as of June 30, 2018 was 0.40%.
As of 12/31/17 Average Annual Total Returns	1 Year	5 Years	10 Years
Ready Assets U.S. Treasury Money Fund	0.44%	0.10%	0.18%

To obtain the Fund’s current 7-day yield, call (800) 626-1960.
Investment Manager

The Fund’s investment manager is BlackRock Advisors, LLC.
Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open. To purchase or sell shares you should contact your financial intermediary or financial professional, or, if you hold your shares through Financial Data Services, LLC (the “Transfer Agent”), you should contact the Transfer Agent by phone at (800) 221-7210. The initial and subsequent minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases:

Minimum Initial Investment	$5,000 for all accounts except: • $300 for accounts advised by banks and registered investment advisers. • $100 for certain employer-sponsored retirement plans.
Minimum Additional Investment	$1 for all accounts.

Tax Information

The Fund’s dividends and distributions may be subject to U.S. federal income taxes and may be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a qualified tax-exempt plan described in section 401(a) of the Internal Revenue Code of 1986, as amended, in which case you may be subject to U.S. federal income tax when distributions are received from such tax-deferred arrangements.
Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund and BlackRock Investments, LLC, the Fund’s distributor, or its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment.
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Ask your individual financial professional or visit your financial intermediary’s website for more information.
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INVESTMENT COMPANY ACT FILE # 811-06211
SPRO-RAUTM-0818